Exhibit 24

TRANSOCEAN LTD.

Power of Attorney

WHEREAS, TRANSOCEAN LTD., a Swiss company (the “Company”), intends to file with the

Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Keelan Adamson, Robert Thaddeus Vayda, Brady K. Long, Jason Pack, Debra Kupferman and Sandro Thoma, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney to be effective as of the 23rd day of February 2026.

By:	/s/ William F. “Bill” Lacey

Name:	William F. “Bill” Lacey

Exhibit 24

TRANSOCEAN LTD.

Power of Attorney

WHEREAS, TRANSOCEAN LTD., a Swiss company (the “Company”), intends to file with the

Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Keelan Adamson, Robert Thaddeus Vayda, Brady K. Long, Jason Pack, Debra Kupferman and Sandro Thoma, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney to be effective as of the 23rd day of February 2026.

By:	/s/ Chad C. Deaton

Name:	Chadwick C. Deaton

Exhibit 24

TRANSOCEAN LTD.

Power of Attorney

WHEREAS, TRANSOCEAN LTD., a Swiss company (the “Company”), intends to file with the

Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Keelan Adamson, Robert Thaddeus Vayda, Brady K. Long, Jason Pack, Debra Kupferman and Sandro Thoma, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney to be effective as of the 23rd day of February 2026.

By:	/s/ D. J. Dell’Osso, Jr.

Name:	D.J. Dell’Osso, Jr.

Exhibit 24

TRANSOCEAN LTD.

Power of Attorney

WHEREAS, TRANSOCEAN LTD., a Swiss company (the “Company”), intends to file with the

Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Keelan Adamson, Robert Thaddeus Vayda, Brady K. Long, Jason Pack, Debra Kupferman and Sandro Thoma, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney to be effective as of the 23rd day of February 2026.

By:	/s/ Frederico F. Curado

Name:	Frederico F. Curado

Exhibit 24

TRANSOCEAN LTD.

Power of Attorney

WHEREAS, TRANSOCEAN LTD., a Swiss company (the “Company”), intends to file with the

Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Keelan Adamson, Robert Thaddeus Vayda, Brady K. Long, Jason Pack, Debra Kupferman and Sandro Thoma, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney to be effective as of the 23rd day of February 2026.

By:	/s/ Frederik W. Mohn

Name:	Frederik W. Mohn

Exhibit 24

TRANSOCEAN LTD.

Power of Attorney

WHEREAS, TRANSOCEAN LTD., a Swiss company (the “Company”), intends to file with the

Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Keelan Adamson, Robert Thaddeus Vayda, Brady K. Long, Jason Pack, Debra Kupferman and Sandro Thoma, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney to be effective as of the 23rd day of February 2026.

By:	/s/ Glyn Barker

Name:	Glyn A. Barker

Exhibit 24

TRANSOCEAN LTD.

Power of Attorney

WHEREAS, TRANSOCEAN LTD., a Swiss company (the “Company”), intends to file with the

Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Keelan Adamson, Robert Thaddeus Vayda, Brady K. Long, Jason Pack, Debra Kupferman and Sandro Thoma, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney to be effective as of the 23rd day of February 2026.

By:	/s/ Jeremy D. Thigpen

Name:	Jeremy D. Thigpen

Exhibit 24

TRANSOCEAN LTD.

Power of Attorney

WHEREAS, TRANSOCEAN LTD., a Swiss company (the “Company”), intends to file with the

Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert Thaddeus Vayda, Brady K. Long, Jason Pack, Debra Kupferman and Sandro Thoma, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney to be effective as of the 23rd day of February 2026.

By:	/s/ Keelan I. Adamson

Name:	Keelan I. Adamson

Exhibit 24

TRANSOCEAN LTD.

Power of Attorney

WHEREAS, TRANSOCEAN LTD., a Swiss company (the “Company”), intends to file with the

Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Keelan Adamson, Robert Thaddeus Vayda, Brady K. Long, Jason Pack, Debra Kupferman and Sandro Thoma, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney to be effective as of the 23rd day of February 2026.

By:	/s/ Samuel Merksamer

Name:	Samuel Merksamer

Exhibit 24

TRANSOCEAN LTD.

Power of Attorney

WHEREAS, TRANSOCEAN LTD., a Swiss company (the “Company”), intends to file with the

Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Keelan Adamson, Robert Thaddeus Vayda, Brady K. Long, Jason Pack, Debra Kupferman and Sandro Thoma, and each of them severally, her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in her name, place and stead, in her capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney to be effective as of the 23rd day of February 2026.

By:	/s/ Vanessa C. L. Chang

Name:	Vanessa C. L. Chang

Exhibit 24

TRANSOCEAN LTD.

Power of Attorney

WHEREAS, TRANSOCEAN LTD., a Swiss company (the “Company”), intends to file with the

Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Keelan Adamson, Robert Thaddeus Vayda, Brady K. Long, Jason Pack, Debra Kupferman and Sandro Thoma, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney to be effective as of the 23rd day of February 2026.

By:	/s/ Vincent J. Intrieri

Name:	Vincent J. Intrieri